UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 23, 2020

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	IMH	NYSE American
Preferred Stock Purchase Rights	IMH	NYSE American

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2020, the stockholders of Impac Mortgage Holdings, Inc. (the “Company”) approved the adoption of the Company’s 2020 Equity Incentive Plan (the “Plan”) which reserves an aggregate of 2,000,000 shares of common stock for issuance as equity-based awards. Awards under the Plan may include incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares of common stock, restricted stock units (RSU’s) and other stock-based awards. Shares issued with respect to restricted stock awards, RSUs and other "full value" awards granted under the 2020 Plan are counted against the 2020 Plan's maximum share limit as two shares for every one share actually issued in connection with the award. Shares issued with respect to stock options and stock appreciation rights are counted as one share against the maximum share limit. All of the Company’s employees, officers, directors and consultants are eligible to participate in the Plan.

Unless assumed by our Board of Directors, in its sole discretion, the Plan will be administered and interpreted by the Compensation Committee of our Board, which is comprised of non-employee directors. Subject to the provisions of the Plan, the Compensation Committee has full power and authority (a) to select the participants to whom awards are to be granted, (b) to set the terms and conditions of the awards at initial grant and any subsequent revisions or changes to the terms and conditions of awards, including, but not limited to, changes to, or removal of restrictions on, outstanding awards relating to vesting, restriction periods and exercise periods, (c) to interpret the Plan, (d) to adopt, amend and revoke rules for the administration, interpretation and application of the Plan, (e) to adopt, amend and revoke sub-plans or supplements to the Plan, including to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions in which the Company or any subsidiary of the Company operates or whose citizens or residents may be granted awards, and (f) to interpret any rules, guidelines and policies relating to the Plan and any sub-plans and supplements to the Plan.

A description of the terms and conditions of the Plan is set forth in the Company’s definitive Proxy Statement for the 2020 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 28, 2020, under the heading “Proposal No. 2 – To approve the Impac Mortgage Holdings, Inc. 2020 Equity Incentive Plan” which description is incorporated herein by reference. The summary of the terms and conditions of the Plan is not a complete discussion of the document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Plan included as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference. In addition, forms of Stock Option Agreement, Restricted Stock Award Agreement and RSU Agreement which may be utilized under the Plan are attached hereto as Exhibits 10.2, 10.3 and 10.4 respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on June 23, 2020. For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2020. There were 14,635,098 shares of common stock present in person or by proxy at the meeting. The final voting results on each of the matters submitted to a vote of stockholders were as follows:

Proposal No. 1:  To elect a Board of Directors to serve for the ensuing year. There were four nominees for the Company’s Board of Directors. The affirmative vote of a plurality of all of the votes cast at the meeting was necessary for the election of a nominee for director. Broker non-votes did not count as votes cast and had no effect on the result of the vote. Each of the four nominees listed below has been elected to serve on the Board of Directors until the Company’s 2021 annual meeting of stockholders or until their respective successors are elected and qualify. The voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Katherine J. Blair	6,911,897	1,261,681	6,461,520
Frank P. Filipps	6,835,780	1,337,798	6,461,520
Stewart B. Koenigsberg	6,881,820	1,291,758	6,461,520
George A. Mangiaracina	7,552,320	621,258	6,461,520

Proposal No. 2:  To approve the Plan. Approval of the proposal required the affirmative vote of a majority of the votes cast in person or represented by proxy at the meeting.  Abstentions and broker non-votes did not count as votes cast and had no effect on the result of the vote.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,874,367	628,754	670,457	6,461,520

Proposal No. 3: To approve, on an advisory basis, the compensation of our named executive officers. Approval of the proposal required the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes were not counted as votes cast and had no effect on the result of the vote. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,650,351	1,827,887	695,340	6,461,520

Proposal No. 4: To approve the Company’s Tax Benefits Preservation Rights Agreement. Approval of the proposal required the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes were not counted as votes cast and had no effect on the result of the vote. The proposal was approved by a vote of stockholders as follows:

:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,098,503	449,414	625,661	6,461,520

Proposal No. 5:   To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Approval of the proposal required the affirmative vote of a majority of all votes cast at the meeting.  Abstentions did not count as votes cast and had no effect on the result of the vote. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,107,760	301,666	225,672	--

Item 8.01	Other Information

In connection with the election of the members of the Company’s Board of Directors, the Company has reconstituted its Board-level committees in the following manner:

Compensation

Katherine Blair (Chair), Frank Filipps

Audit

Frank Filipps (Chair), Stewart Koenigsberg

Governance and Nomination Committee

Stewart Koenigsberg (Chair), Katherine Blair

.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description
10.1	Impac Mortgage Holdings, Inc. 2020 Equity Incentive Plan (incorporated herein by reference to Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2020).
10.2	Form of Stock Option Agreement under the 2020 Equity Incentive Plan
10.3	Form of Restricted Stock Agreement under the 2020 Equity Incentive Plan
10.4	Form of Restricted Stock Unit Agreement under the 2020 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: June 25, 2020

	By:	/s/ Nima J. Vahdat
	Name:	Nima J. Vahdat
	Title:	General Counsel